UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 16, 2018

CORPORATE CAPITAL TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-38287	27-2857503
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
555 California Street 50th Floor San Francisco, California 94104 (Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (866) 745-3797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

CCT New York Funding, LLC (“CCT New York”), a wholly-owned subsidiary of Corporate Capital Trust, Inc. (the “Company”), is the borrower under a loan and security agreement dated November 29, 2016, with the Company, as the portfolio manager, JPMorgan Chase Bank, National Association (“JPMorgan”), as administrative agent and lender, together with any additional lenders from time to time party thereto, and the collateral administrator, collateral agent and securities intermediary party thereto (as amended September 1, 2017, the “Loan Agreement”). On January 16, 2018, the Company, CCT New York and JPMorgan entered into a second amendment to the Loan Agreement (the “Second Amendment”). The Loan Agreement, as further amended by the Second Amendment, and collectively with the correlative documents relating to the Loan Agreement are hereinafter referred to as the “Amended Loan Agreement.”

The Amended Loan Agreement provides, among other changes, for a reduction in the unused fee from 1.00% to 0.70% of the daily unused amount during the Reinvestment Period (as defined in the Amended Loan Agreement). In addition, advances under the Amended Loan Agreement will be based on the one-month London Interbank Offered Rate plus an annual spread of 2.50% (reduced from 3.00%). Finally, the scheduled maturity date for all amounts borrowed under the Amended Loan Agreement, and all accrued and unpaid interest thereunder, was extended from November 29, 2020 to January 16, 2021.

The foregoing summary of the Amended Loan Agreement is qualified in its entirety by the full text of the Second Amendment, a copy of which will be filed as an exhibit to the Company’s next quarterly report on Form 10-Q, and the full text of the previously filed Loan Agreement (including all prior amendments thereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CORPORATE CAPITAL TRUST, INC.
a Maryland corporation

Date: January 19, 2018	By:	/s/ Philip Davidson
Philip Davidson
General Counsel and Secretary